UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 20, 2018

Citigroup Commercial Mortgage Trust 2018-C6

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001757925)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Rialto Mortgage Finance, LLC

(Central Index Key number: 0001592182)

Ladder Capital Finance LLC

(Central Index Key number 0001541468)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key number 0001558761)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-20	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 11, 2018 (the “Closing Date”), the Citigroup Commercial Mortgage Trust 2018-C6 (the “Issuing Entity”) issued the Citigroup Commercial Mortgage Trust 2018-C6, Commercial Mortgage Pass-Through Certificates, Series 2018-C6, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2018 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated December 11, 2018 and filed with the Securities and Exchange Commission (the “Commission”) on December 11, 2018. Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Loan Combination relating to the Mortgage Loan identified on the Mortgage Loan Schedule as Danbury Commerce Portfolio (the “Danbury Commerce Portfolio Loan Combination”) was required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On December 20, 2018, the Servicing Shift Lead Note relating to the Danbury Commerce Portfolio Loan Combination was contributed to the commercial mortgage securitization transaction (the “WFCM 2018-C48 Securitization”) involving the issuance of the Wells Fargo Commercial Mortgage Trust 2018-C48, Commercial Mortgage Pass-Through Certificates, Series 2018-C48 (the “WFCM 2018-C48 Certificates”). Upon the issuance of the WFCM 2018-C48 Certificates, the servicing and administration of the Danbury Commerce Portfolio Loan Combination is required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the WFCM 2018-C48 Certificates, dated as of December 1, 2018 (the “WFCM 2018-C48 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “WFCM 2018-C48 Depositor”), Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The WFCM 2018-C48 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the WFCM 2018-C48 Depositor, is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 4.1	WFCM 2018-C48 Pooling and Servicing Agreement

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	WFCM 2018-C48 Pooling and Servicing Agreement	(E)

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 27, 2018	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

CGCMT 2018-C6 - Form 8-K